UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report: December 16, 2021
(Date of earliest event reported)

AKAMAI TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-27275	04-3432319
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

145 Broadway
Cambridge, MA 02142
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (617) 444-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	AKAM	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry Into a Material Definitive Agreement

On December 16, 2021, Akamai Technologies, Inc. (the “Company”) entered into the First Supplemental Indenture (the “Supplemental Indenture for 2025 Notes”) to the Indenture, dated May 21, 2018 (the “2018 Indenture”), between the Company and U.S. Bank National Association (“U.S. Bank”), as trustee, governing the Company’s outstanding 0.125% Convertible Senior Notes due 2025 (the “2025 Notes”). Pursuant to the Supplemental Indenture for 2025 Notes, the Company irrevocably elected (i) to eliminate the Company’s option to elect Physical Settlement (as defined in the 2018 Indenture) on any conversion of 2025 Notes that occurs on or after the date of the Supplemental Indenture for 2025 Notes and (ii) that, with respect to any Combination Settlement (as defined in the 2018 Indenture) for a conversion of the 2025 Notes, the Specified Dollar Amount (as defined in the 2018 Indenture) that will be settled in cash per $1,000 principal amount of the 2025 Notes shall be no lower than $1,000. The 2018 Indenture was filed as Exhibit 4.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on May 22, 2018.

On December 16, 2021, the Company entered into the First Supplemental Indenture (the “Supplemental Indenture for 2027 Notes”) to the Indenture, dated August 16, 2019 (the “2019 Indenture”), between the Company and U.S. Bank, as trustee, governing the Company’s outstanding 0.375% Convertible Senior Notes due 2027 (the “2027 Notes”). Pursuant to the Supplemental Indenture for 2027 Notes, the Company irrevocably elected (i) to eliminate the Company’s option to elect Physical Settlement (as defined in the 2019 Indenture) on any conversion of 2027 Notes that occurs on or after the date of the Supplemental Indenture for 2027 Notes and (ii) that, with respect to any Combination Settlement (as defined in the 2019 Indenture) for a conversion of the 2027 Notes, the Specified Dollar Amount (as defined in the 2019 Indenture) that will be settled in cash per $1,000 principal amount of the 2027 Notes shall be no lower than $1,000. The 2019 Indenture was filed as Exhibit 4.1 to the Company’s Current Report on Form 8-K filed with the SEC on August 16, 2019.

The foregoing descriptions of the Supplemental Indenture for 2025 Notes and the Supplemental Indenture for 2027 Notes do not purport to be complete and are qualified in their entirety by reference to the complete text of the Supplemental Indenture for 2025 Notes and the Supplemental Indenture for 2027 Notes, copies of which are filed as Exhibit 4.1 and Exhibit 4.2, respectively, hereto and are incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
4.1	First Supplemental Indenture with respect to 0.125% Convertible Senior Notes due 2025, dated December 16, 2021, between Akamai Technologies, Inc. and U.S. Bank National Association, as trustee
4.2	First Supplemental Indenture with respect to 0.375% Convertible Senior Notes due 2027, dated December 16, 2021, between Akamai Technologies, Inc. and U.S. Bank National Association, as trustee
104	Cover page interactive data file (the cover page XBRL tags are embedded within the inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 16, 2021	AKAMAI TECHNOLOGIES, INC.
	By:	/s/ Edward McGowan
Edward McGowan, Chief Financial Officer